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                                     EXHIBIT 23.5

                               Sherman & Howard, L.L.C.
                           633 Seventeenth St., Suite 3000
                                Denver, Colorado 80202
                                    (303) 297-2900

                                     July 7, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20540


         Re:  General Communication, Inc.

Ladies and Gentlemen:

    We consent to the use of our name under "Legal Matters" on page 101 of the prospectus included in the Form S-3 Registration Statement of General Communication, Inc., Registration No. 333-28001.

                                  Very truly yours,

                                  /s/ Sherman & Howard